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                                                                    Exhibit 23.1



                    CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS


As independent public accountants, we hereby consent to the incorporation of our reports included in this Form 10-K, into the Company's previously filed Registration Statements on Forms S-8 -- File Nos. 333-76570, 333-76080, 333-96047, 333-96045 and 333-47422 and Forms S-3 -- File Nos. 333-66088,
333-47532 and 333-32036.




                                             ARTHUR ANDERSEN LLP

Houston, Texas
March 12, 2002